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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           ---------------------------

                                   FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2001

                        ENCHIRA BIOTECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     0-21130                    04-3078857
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             4200 RESEARCH FOREST DRIVE
                             THE WOODLANDS, TEXAS 77381
                               (Address of principal
                                 executive offices
                                   and zip code)

                                  (281) 419-7000
                          (Registrant's telephone number,
                               including area code)

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ITEM 5. OTHER EVENTS

        On March 9, 2001, Enchira Biotechnology Corporation (the "Company") issued a press release announcing that it received an unfavorable ruling in its arbitration with Maxygen Inc. regarding its License and Development Agreement with Maxygen dated May 19, 1997.

        The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  EXHIBITS

        Exhibit 99.1 -- Press Release dated March 9, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENCHIRA BIOTECHNOLOGY CORPORATION
Date: March 9, 2001
                                       By:  /s/ Paul G. Brown, III
                                            ----------------------------
                                            Paul G. Brown, III
                                            Vice President, Finance and
                                              Administration and Chief
                                                 Financial Officer